Income Tax	6 Months Ended
Jun. 30, 2025
Income Tax [Abstract]
Income tax

Note 20. Income tax

Considering that the Company is domiciled in Cayman and there is no income tax in that jurisdiction, the combined tax rate of 34% is the current rate applied to the Group which is the operational and main company of all operating entities of the Group in Brazil.

Current tax

	As of June 30,
	2025	2024
Loss before income tax	(52,829)	(28,074)
Income tax recorded in the income for the period	(4,423)	(5,129)

Current tax	(7,642)	(7,356)
Deferred tax	3,219	2,227
Effective tax rate	8.37%	18.26%

Deferred tax liability

As of June 30, 2025, and December 31, 2024, deferred tax liabilities are recognized for the temporary differences between the book and tax basis of intangible assets recorded in connection with business combinations in the amount of R$37.6 million and R$40.6 million, respectively.